UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2010

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2010, Intel Corporation (“Intel”), McAfee, Inc (“McAfee”) and Jefferson Acquisition Corporation, a wholly-owned subsidiary of Intel (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into McAfee. As a result of the merger, Merger Sub will cease to exist, and McAfee will survive as a wholly-owned subsidiary of Intel.

Upon the consummation of the merger, each outstanding share of McAfee common stock (other than shares to which appraisal rights are properly sought) and, subject to certain exceptions, each share of McAfee common stock subject to restricted stock awards, vested restricted stock unit awards and vested performance stock unit awards will be converted into the right to receive $48.00 in cash, without interest. Subject to certain exceptions, options to acquire McAfee common stock, unvested restricted stock units and unvested performance units outstanding immediately prior to the consummation of the merger will be converted into options, restricted stock units and performance units, as applicable, denominated in shares of Intel common stock based on formulas set forth in the Merger Agreement with terms and conditions that are otherwise the same as those existing immediately prior to the consummation of the merger.

The completion of the merger is subject to customary conditions, including without limitation, (i) the approval of the merger by McAfee’s stockholders; (ii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) clearance of the merger by the European Commission and (iv) receipt of other required foreign antitrust approvals.

The Merger Agreement contains certain termination rights for McAfee and Intel and further provides that, upon termination of the Merger Agreement under certain circumstances, McAfee may be required to pay Intel a termination fee of $230.0 million.

The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The representations and warranties contained in the Merger Agreement were made only for the purposes of the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Merger Agreement and should not be relied upon as a disclosure of factual information relating to Intel or McAfee. The Merger Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the joint press release announcing the execution of the Merger Agreement is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated August 18, 2010, among Intel Corporation, Jefferson Acquisition Corporation and McAfee, Inc.

99.1	Press Release, dated August 19, 2010, of Intel Corporation and McAfee, Inc.

*    *    *

Additional information and where to find it

McAfee intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of McAfee. Before making any voting or investment decision with respect to the merger, investors and stockholders of McAfee are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by McAfee with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at McAfee’s website at www.McAfee.com (click on “Investor Information”, then on “SEC Filings”), or from McAfee by contacting Investor Relations by mail at McAfee, Inc., 3965 Freedom Circle, Santa Clara, California 95054, Attention: Investor Relations, or by telephone at (408) 346-5223.

Participants in the Solicitation

McAfee and Intel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from McAfee stockholders in connection with the merger. Information about Intel’s directors and executive officers is set forth in Intel’s 2010 proxy statement on Schedule 14A filed with the SEC on April 2, 2010 and its Annual Report on Form 10-K for the year ended December 26, 2009, filed on February 22, 2010, respectively. Information about McAfee’s directors and executive officers is set forth in its 2010 proxy statement on Schedule 14A filed with the SEC on April 30, 2010 (as revised on May 10, 2010). Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the definitive proxy statement that McAfee intends to file with the SEC.

Forward-Looking Statements

This Form 8-K, including the exhibits filed with this Form 8-K, contain certain forward-looking statements regarding the proposed transaction between Intel and McAfee. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits of the transaction; general economic conditions in the regions and industries in which Intel and McAfee operate; and litigation or regulatory matters involving antitrust and other issues that could affect the closing of the transaction.

In addition, please refer to the documents that Intel files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Intel identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in Intel’s other filings. Intel is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/S/ CARY I. KLAFTER
Date: August 19, 2010	Cary I. Klafter Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated August 18, 2010, among Intel Corporation, Jefferson Acquisition Corporation and McAfee, Inc.

99.1	Press Release, dated August 19, 2010, of Intel Corporation and McAfee, Inc.